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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 7, 2007

Marathon Oil Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-5153 (Commission File Number)	25-0996816 (I.R.S. Employer Identification No.)

5555 San Felipe Road, Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

Registrant's telephone number, including area code:        (713) 629-6600

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items

        As previously reported on April 25, 2007, Marathon Oil Corporation's Board of Directors declared a two-for-one split of Marathon's common stock. The stock split was effected in the form of a stock dividend distributed on June 18, 2007 to stockholders of record at the close of business on May 23, 2007. Stockholders received one additional share of Marathon Oil Corporation common stock for each share of common stock held as of the close of business on the record date. In addition, shares of common stock issued or issuable for stock-based awards under Marathon's incentive compensation plans were proportionately increased in accordance with the terms of the plans.

        As an aid to investors, Marathon determined to republish each of the following on September 7, 2007, in each case to provide retroactive adjustments to reflect the stock split for all periods presented: (1) the consolidated financial statements which were included in Marathon's annual report on Form 10-K for the year ended December 31, 2006 (the "2006 Form 10-K"); (2) the "Selected Financial Data" included in the 2006 Form 10-K; (3) the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the 2006 Form 10-K; (4) the disclosures under the caption "Market for Registrant's Common Equity and Related Stockholder Matters and Issuer Purchases of Equity Securities" in the 2006 Form 10-K, (5) the consolidated financial statements which were included in Marathon's quarterly report on Form 10-Q for the quarter ended March 31, 2007 (the "First Quarter Form 10-Q"); (6) the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the First Quarter Form 10-Q; and (7) the disclosures under the caption "Unregistered Sales of Equity Securities and Use of Proceeds" in the First Quarter Form 10-Q. The republished information is included as Exhibits 99.1 through 99.7 to this report, each of which is incorporated by reference into this Item 8.01. Except for providing revised share and per share disclosures, this report does not update the 2006 Form 10-K or the first quarter Form 10-Q or changes since their respective filing dates (e.g., new accounting pronouncements and developments in legal proceedings). Accordingly, this report should be read in conjunction with the 2006 Form 10-K and the First Quarter Form 10-Q and Marathon's subsequently filed quarterly report on Form 10-Q for the period ended June 30, 2007.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Republished consolidated financial statements of Marathon Oil Corporation and subsidiaries as of December 31, 2005 and 2006 and for the years ended December 31, 2004, 2005 and 2006
99.2	Republished selected financial data of Marathon Oil Corporation
99.3	Republished management's discussion and analysis of financial condition and results of operations
99.4	Republished disclosures regarding market for registrant's common equity and related stockholder matters and issuer purchases of equity securities
99.5
Republished consolidated financial statements of Marathon Oil Corporation and subsidiaries as of June 30, 2007 and December 31, 2006 and for the three- and six-month periods ended June 30, 2006 and 2007
99.6	Republished management's discussion and analysis of financial condition and results of operations
99.7	Republished disclosures regarding unregistered sales of equity securities and use of proceeds

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation
September 7, 2007	By:	Michael K. Stewart
Name: Michael K. Stewart
Title: Vice President, Accounting and Controller

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Republished consolidated financial statements of Marathon Oil Corporation and subsidiaries as of December 31, 2005 and 2006 and for the years ended December 31, 2004, 2005 and 2006
99.2	Republished selected financial data of Marathon Oil Corporation
99.3	Republished management's discussion and analysis of financial condition and results of operations
99.4	Republished disclosures regarding market for registrant's common equity and related stockholder matters and issuer purchases of equity securities
99.5
Republished consolidated financial statements of Marathon Oil Corporation and subsidiaries as of June 30, 2007 and December 31, 2006 and for the three- and six-month periods ended June 30, 2006 and 2007
99.6	Republished management's discussion and analysis of financial condition and results of operations
99.7	Republished disclosures regarding unregistered sales of equity securities and use of proceeds

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SIGNATURES
EXHIBIT INDEX